                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2007
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                               AmCOMP Incorporated
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             (Exact name of registrant as specified in its charter)

   Delaware                           000-51767                 65-0636842
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

   701 U.S. Highway One, North Palm Beach, Florida               33408
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS

      On January 5, 2007,  George  Harris was  elected  Senior  Vice  President,
General  Counsel  and  Secretary  of AmCOMP  Incorporated  (the  "Company").  In
connection with his election, George Harris entered into an Employment Agreement with  the  Company  (the  "Employment  Agreement").  The  initial  term  of  the
Employment  Agreement expires on December 31, 2008 and is automatically  renewed for additional  one-year terms unless either party provides the other party with notice of its intent not to renew. Under the Employment Agreement, Mr. Harris is to  receive  a salary  of  $220,000  per  annum  and is  eligible  to  receive a discretionary annual bonus of up to 30% of his annual salary. In addition,  upon commencement  of his  employment,  Mr.  Harris  received a one-time  grant of an option to  purchase  40,000  shares of  Company  common  stock  pursuant  to the
Company's 2005 Stock Option Plan.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AMCOMP INCORPORATED

Dated: January 11, 2007                By: /s/ Kumar Gursahaney
                                           -------------------------------------
                                           Name: Kumar Gursahaney
                                           Title: Senior Vice President, Chief
                                                  Financial Officer and Treasurer